LEASE (Details Narrative) - USD ($)	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
LEASE
Lease Expense	$ 169,867
Annual Base Rent Increased	125,034
Monthly installment	$ 750
Description of lease term	The Lease was amended in August 2015, March 2016 and April 2021 to extend the term for the 5,954 square foot rental. Pursuant to the Amendment dated April 2021, the existing lease term was extended through June 30, 2024
Percentage Of Annual Increase In Rent	2.50%	2.50%